Jensen Quality Mid Cap Fund and
Jensen Global Quality Growth Fund
(each, a “Fund,” and together, the “Funds”)
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated October 8, 2024, to the Summary Prospectus,
Prospectus and Statement of Additional Information, each dated September 30, 2024

Eric Schoenstein, a Portfolio Manager of each Fund, and the Chief Investment Officer, Vice President, and a director and owner of approximately 33% of the outstanding shares of the Funds’ investment adviser, Jensen Investment Management, Inc. (the “Adviser”), will retire and sell his entire equity interest to the Adviser on or about March 1, 2025. Effective as of the date Mr. Schoenstein sells his shares back to the Adviser, Mr. Schoenstein will retire and resign as the Chief Investment Officer and Vice President of the Adviser and as a member of the Adviser’s designated portfolio manager investment teams that are responsible for each Fund’s investment decisions. Mr. Schoenstein also will resign from the Adviser’s board of directors.

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment advisory agreement with the Adviser terminates automatically upon its assignment, which is deemed to include any change in control of the Adviser. Mr. Schoenstein’s sale of his ownership interest in the Adviser back to the Adviser, when completed, will result in a change in control of the Adviser under the 1940 Act and, accordingly, the Funds’ investment advisory agreement with the Adviser will automatically terminate as provided under the 1940 Act.

Following Mr. Schoenstein’s retirement, the Funds will continue to be managed by the remaining members of the Adviser’s designated portfolio manager investment teams for each Fund. Robert D. McIver, President of the Adviser, one of the Adviser’s Managing Directors and a member of its investment committee, currently has a greater than 25% ownership interest in the Adviser, and his ownership will increase to approximately 38% after the change in control. Accordingly, Mr. McIver will remain a control person of the Adviser.

At a special meeting of shareholders scheduled for November 1, 2024, shareholders of record of each Fund as of August 26, 2024 will vote on a proposal to approve a new investment advisory agreement between the Trust, on behalf of each of the Funds, and the Adviser. The proposed new investment advisory agreement would become effective as of the date of the change in control of the Adviser, which is expected to occur on or about March 1, 2025. There are no changes in the investment advisory fees to be paid by either Fund or the services provided by the Adviser under the proposed new investment advisory agreement. A proxy statement describing the proposal was mailed on or about September 25, 2024 to each Fund’s record-date shareholders and is available on the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

Please retain this supplement for future reference.